ADVANCED SERIES TRUST

PROSPECTUS DATED MAY 1, 2011

SUPPLEMENT DATED AUGUST 2, 2011

This supplement sets forth changes to the Prospectus, dated May 1, 2011 (the Prospectus), of Advanced Series Trust (the Trust). The Portfolios of the Trust discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Prospectus and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.

The changes relating to the AST BlackRock Global Strategies Portfolio are described in Section I to this Prospectus Supplement. The changes relating to the AST First Trust Balanced Target Portfolio and the AST First Trust Capital Appreciation Target Portfolio are described in Section II to this Prospectus Supplement.The changes relating to the AST FI Pyramis® Asset Allocation Portfolio are described in Section III to this Prospectus Supplement.The changes relating to the commodities segment of the AST Academic Strategies Asset Allocation Portfolio are described in Section IV to this Prospectus Supplement. No other Portfolios of the Trust are affected by this Prospectus Supplement.

I.     Changes Relating to AST BlackRock Global Strategies Portfolio

The Board of Trustees of the Trust (the Board) has approved:

•

permitting Blackrock Financial Management, Inc. (BlackRock) to employ the following additional investment strategies in connection with its management of the AST BlackRock Global Strategies Portfolio (the BlackRock Portfolio):

➢	Basic Value Equity;

➢	U.S. Large-Cap Growth;

➢	Global Multi-Cap Equity;

➢	Equity Dividend;

➢	Fundamental Fixed-Income;

➢	International Bond; and

➢	Emerging Markets Opportunities; and

•	decreasing the minimum percentage of assets attributable to the Global Equity Focus investment strategy that are invested in dividend-paying securities from 80% to 60%.

BlackRock may, but is not required to, begin implementing the new investment strategies effective during the late third quarter or early fourth quarter of 2011.

A. The section of the Prospectus entitled “Summary: AST BlackRock Global Strategies Portfolio—Investments, Risks and Performance—Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following in order to reflect the changes described above.

Principal Investment Strategies. The AST BlackRock Global Strategies Portfolio is a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities (including, without limitation, U.S. Treasuries and U.S. government securities), junk bonds, real estate investment trusts (REITs), exchange traded funds (ETFs), and derivative instruments, including commodity-linked derivative instruments.  In seeking to achieve the Portfolio’s investment objective, BlackRock may cause the Portfolio’s assets to be allocated across 14 separate investment strategies. The BlackRock Portfolio will have several strategies that invest primarily in equity securities, several strategies that invest primarily in fixed-income securities, and a global tactical asset allocation strategy (the GTAA strategy) that, under normal circumstances, provides exposure to the equity and fixed-income asset classes along with real estate-related and commodity-related investments.  The GTAA strategy will be used: (i) as a completion strategy to access and adjust exposures to various asset classes and underlying strategy allocations and (ii) an overlay strategy to enhance the total return and manage portfolio risk at the aggregate level. Derivatives, ETFs, and cash securities may be used within the GTAA strategy.  The BlackRock Portfolio will allocate its assets among various regions and countries, including the United States (but in no less than three countries). The BlackRock Portfolio’s expected minimum, neutral, and maximum exposures to the relevant asset classes are set forth below.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
U.S. Mid-Cap & Large-Cap Equity	5%	20%	35%
Non-U.S. Equity	5%	20%	30%
U.S. Small-Cap Equity	0%	0%	10%
Total Equities	30%*	40%	50%**

Fixed-Income
Investment Grade Bonds	20%	30%	40%
“Junk Bonds”	5%	15%	25%
Total Fixed-Income	25%	45%	55%***

REITs	0%	10%	20%
Commodities	0%	5%	15%
Total REITs + Commodities	0%	15%	30%****

*  Notwithstanding the individual minimum exposures for the U.S. Mid-Cap & Large-Cap Equity (i.e., 5%), Non-U.S. Equity (i.e., 5%), and U.S. Small-Cap Equity (i.e., 0%) asset classes, the minimum combined exposure to equity investments is 30% of the BlackRock Portfolio’s net assets.

**  Notwithstanding the individual maximum exposures for the U.S. Mid-Cap & Large-Cap Equity (i.e., 35%), Non-U.S. Equity (i.e., 30%), and U.S. Small-Cap Equity (i.e., 10%) asset classes, the maximum combined exposure to equity investments is 50% of the BlackRock Portfolio’s net assets.

***  Notwithstanding the individual maximum exposures for the Investment Grade Bond (i.e., 40%) and Junk Bond (i.e., 25%) asset classes, the maximum combined exposure to fixed-income investments is 55% of the BlackRock Portfolio’s net assets.

****  Notwithstanding the individual maximum exposures for the REIT (i.e., 20%) and Commodities (i.e., 15%) asset classes, the maximum combined exposure to the alternative investments is 30% of the BlackRock Portfolio’s net assets.

The BlackRock Portfolio’s expected minimum, neutral, and maximum exposures to the GTAA strategy is also set forth below.

Investment Strategy	Minimum Exposure	Neutral Exposure	Maximum Exposure
GTAA*	15%	30%	40%

*  As set forth above, the GTAA investment strategy is used to provide exposure to the equity and fixed-income asset classes as well as providing exposure to REITs and Commodities.

B. The section of the Prospectus entitled “More Detailed Information on How the Portfolios Invest—AST BlackRock Global Strategies Portfolio—General” is hereby deleted in its entirety and replaced with the following in order to reflect the changes described above.

AST BlackRock Global Strategies Portfolio
Investment Objective: high total return consistent with a moderate level of risk.

Principal Investment Policies:
General. The AST BlackRock Global Strategies Portfolio is a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities (including, without limitation, U.S. Treasuries and U.S. government securities), junk bonds, real estate investment trusts (REITs), exchange traded funds (ETFs), and derivative instruments, including commodity-linked derivative instruments.  In seeking to achieve the Portfolio’s investment objective, BlackRock may cause the Portfolio’s assets to be allocated across 14 separate investment strategies. The BlackRock Portfolio will have several strategies that invest primarily in equity securities, several strategies that invest primarily in fixed-income securities, and a global tactical asset allocation strategy (the GTAA strategy) that, under normal circumstances, provides exposure to the equity and fixed-income asset classes along with real estate-related and commodity-related investments.  The GTAA strategy will be used: (i) as a completion strategy to access and adjust exposures to various asset classes and underlying strategy allocations and (ii) an overlay strategy to enhance the total return and manage portfolio risk at the aggregate level. Derivatives, ETFs, and cash securities may be used within the GTAA strategy.  The BlackRock Portfolio will allocate its assets among various regions and countries, including the United States (but in no less than three countries).

C. The first sentence in the section of the Prospectus entitled “More Detailed Information on How the Portfolios Invest—AST BlackRock Global Strategies Portfolio—Global Equity Focus” is hereby deleted in its entirety and replaced with the following in order to reflect the reduction in the minimum percentage of assets attributable to the Global Equity Focus investment strategy that must be invested in dividend-paying securities from 80% to 60%.

Under normal circumstances, at least 60% of the net assets attributable to this investment strategy are invested in dividend-paying equity securities, primarily common stock, preferred stock, securities convertible into common and preferred stock and non-convertible preferred stock.

D. The sections of the Prospectus entitled “More Detailed Information on How the Portfolios Invest—AST BlackRock Global Strategies Portfolio—Global Tactical Asset Allocation” and “More Detailed Information on How the Portfolios Invest—AST BlackRock Global Strategies Portfolio—Asset Allocation Ranges for BlackRock Portfolio” are hereby deleted in their entirety and replaced with the following in order to reflect the addition of the new investment strategies as described above.

Basic Value Equity. In selecting securities for the Basic Value Equity investment strategy, BlackRock will emphasize companies that it believes are undervalued. BlackRock may determine that a company is undervalued if its stock price is down because of temporary factors from which it believes the company will recover.

Favorable changes in market prices are believed to be more likely to occur when:

· Stocks are out of favor;
· Company earnings are depressed;
· Price/earnings ratios are relatively low;
· Investment expectations are limited; and
· There is no general interest in a security or industry

On the other hand, negative developments are believed to be more likely to occur when:

· Investment expectations are generally high;
· Stock prices are advancing or have advanced rapidly;
· Price/earnings ratios have been inflated; and
· An industry or security continues to be popular among investors.

A stock’s price/earnings ratio is determined by dividing the price of a stock by its earnings per share. BlackRock believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are believed to be more likely to benefit from favorable but generally unanticipated events. Thus, the Basic Value Equity segment of the Portfolio may invest a large part of its net assets in stocks that have weak research ratings. BlackRock may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if it is determined that the issuer no longer meets the criteria that has been established for the purchase of such securities or if it is believed that there is a more attractive investment opportunity in the same category.

U.S. Large-Cap Growth. The assets attributable to the U.S. Large-Cap Growth segment of the Portfolio will be primarily invested in a diversified portfolio of common stocks of U.S. companies that BlackRock believes have shown above-average growth rates in earnings over the long-term. To a lesser extent, BlackRock may also invest the assets attributable to this Portfolio segment in securities convertible into common stock and rights to subscribe to common stock of these companies. BlackRock will emphasize investments in companies with medium to large market capitalization (currently, approximately $2 billion or more) in managing the U.S. Large-Cap Growth segment of the Portfolio.

Global Multi-Cap Equity. Under normal conditions, at least 75% of the total assets attributable to the Global Multi-Cap Equity segment of the Portfolio will be invested in global equity securities of any market capitalization, selected for their above-average return potential. Although this Portfolio segment will focus primarily on common stock, BlackRock may also invest Portfolio segment assets in preferred stock and convertible securities. Up to 25% of the total assets attributable to the Global Multi-Cap Equity segment of the Portfolio may be invested in stocks of issuers in emerging market countries.

BlackRock may invest up to 25% of the total assets attributable to this Portfolio segment in global fixed income securities, including corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (also referred to as “high yield” securities or “junk bonds”). Such investments will be made on an opportunistic basis. Securities will be identified based on factors such as relative value and earnings estimate revisions.

From time to time, Portfolio segment assets may be invested in shares of companies through initial public offerings. BlackRock will invest the assets attributable to the Global Multi-Cap Equity segment of the Portfolio in the securities of non-U.S. issuers that can be U.S. dollar based or non-U.S. dollar based on a hedged or unhedged basis. BlackRock may also enter into currency transactions on behalf of this Portfolio segment on a hedged or unhedged basis in order to seek total return.

Equity Dividend. Under normal circumstances, BlackRock will invest at least 80% of the assets attributable to the Equity Dividend segment of the Portfolio in: (i) equity securities and (ii) dividend paying securities. Although the assets attributable to this Portfolio segment may be invested in securities of companies with any market capitalization, this segment will generally focus on large cap securities. The Equity Dividend investment strategy may also focus on convertible securities and non-convertible preferred stock. BlackRock may also invest up to 25% of the total assets attributable to this Portfolio segment in the securities of foreign issuers from any country. Such securities may be denominated in either U.S. dollars or non-U.S. dollar currencies.

Emerging Markets Opportunities. The Emerging Markets Opportunities investment strategy will provide exposure to the emerging markets countries as represented by the Morgan Stanley Capital International Emerging Markets Index. BlackRock will seek to identify opportunities across the emerging markets and then will overweight and underweighting countries and securities while managing the overall risk to this Portfolio segment.

Fundamental Fixed Income. BlackRock will normally invest at least 80% of the assets attributable to the Fundamental Fixed Income segment of the Portfolio in bonds and will maintain an average duration that is within ±20% of the duration of the Barclays Capital U.S. Aggregate Bond Index. As of December 31, 2010, the average duration of such index was 4.98 years. BlackRock may invest up to 10% of the assets attributable to this Portfolio segment in non-dollar denominated bonds of issuers located outside of the United States. Such investments in non-dollar denominated bonds may be on a currency hedged or unhedged basis. BlackRock will only buy securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the BlackRock portfolio management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The BlackRock portfolio management team will evaluate sectors of the bond market and individual securities within these sectors. The management team will select bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities, and corporate bonds.

International Bond. BlackRock will use a two-step process in constructing the International Bond segment of the Portfolio. The first step will involve formulating strategies around major macro factors such as country/bloc, currency, and duration exposures. The second step will focus on relative value considerations. Rotation between sectors and sub-sectors, and security selection are key decisions during this stage of the process. BlackRock will evaluate macroeconomic, volatility, and yield curve trends, and technical and fundamental factors to establish a framework for positioning this segment of the Portfolio. Consensus investment themes will also be set for duration, yield curve exposure, convexity, sector/sub-sector weighting, credit quality and liquidity.

Global Tactical Asset Allocation. The Global Tactical Asset Allocation ("GTAA") strategy employs a flexible investment approach across a diversified range of global asset classes such as equities, bonds, and real assets. GTAA is used as a completion strategy to access and adjust exposures to various asset classes, in addition to the underlying strategy allocations. GTAA also serves as the overlay strategy to enhance the total return and manage the portfolio risk at the aggregate level. Some leverage may be employed opportunistically to achieve both purposes. Derivatives, ETFs, and cash securities may be used within the GTAA strategy. In the context of a mutual fund strategy, BlackRock expects that that the GTAA overlay will be deployed in a manner that is consistent with the leverage restrictions of the Investment Company Act of 1940, as amended. The BlackRock Portfolio’s expected minimum, neutral, and maximum exposures to the GTAA strategy is also set forth below.

Investment Strategy	Minimum Exposure	Neutral Exposure	Maximum Exposure
GTAA*	15%	30%	40%

*  As set forth above, the GTAA investment strategy is used to provide exposure to the equity and fixed-income asset classes as well as providing exposure to REITs and Commodities.

Asset Allocation Ranges for BlackRock Portfolio. As set forth above, the Portfolio may gain exposure to the relevant asset classes directly through investments in securities or ETFs, or through the use of derivatives and other financial instruments. The Portfolio's minimum, neutral, and maximum exposures to the relevant asset classes are set forth below.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
U.S. Mid-Cap & Large-Cap Equity	5%	20%	35%
Non-U.S. Equity	5%	20%	30%
U.S. Small-Cap Equity	0%	0%	10%
Total Equities	30%*	40%	50%**

Fixed-Income
Investment Grade Bonds	20%	30%	40%
“Junk Bonds”	5%	15%	25%
Total Fixed-Income	25%	45%	55%***

REITs	0%	10%	20%
Commodities	0%	5%	15%
Total REITs + Commodities	0%	15%	30%****

*  Notwithstanding the individual minimum exposures for the U.S. Mid-Cap & Large-Cap Equity (i.e., 5%), Non-U.S. Equity (i.e., 5%), and U.S. Small-Cap Equity (i.e., 0%) asset classes, the minimum combined exposure to equity investments is 30% of the BlackRock Portfolio’s net assets.

**  Notwithstanding the individual maximum exposures for the U.S. Mid-Cap & Large-Cap Equity (i.e., 35%), Non-U.S. Equity (i.e., 30%), and U.S. Small-Cap Equity (i.e., 10%) asset classes, the maximum combined exposure to equity investments is 50% of the BlackRock Portfolio’s net assets.

***  Notwithstanding the individual maximum exposures for the Investment Grade Bond (i.e., 40%) and Junk Bond (i.e., 25%) asset classes, the maximum combined exposure to fixed-income investments is 55% of the BlackRock Portfolio’s net assets.

****  Notwithstanding the individual maximum exposures for the REIT (i.e., 20%) and Commodities (i.e., 15%) asset classes, the maximum combined exposure to the alternative investments is 30% of the BlackRock Portfolio’s net assets.

II. Changes Relating to AST First Trust Balanced Target Portfolio and
AST First Trust Capital Appreciation Target Portfolio

The Board has approved:

•

adding a new “Multi-Cap 80” investment sleeve for each of the AST First Trust Balanced Target Portfolio (the Balanced Portfolio) and the AST First Trust Capital Appreciation Target Portfolio (the Capital Appreciation Portfolio, and together with the Balanced Portfolio, the First Trust Portfolios);

•	allowing each First Trust Portfolio to invest in senior loans and U.S. Treasury securities as part of their fixed-income investments; and

•	establishing a “liquidity” investment sleeve for each First Trust Portfolio.

These changes, which are expected to become effective on or about August 22, 2011, are described in greater detail below. Depending upon market, economic, and financial conditions as of the close of business on August 22, 2011 and the Trust’s ability to implement certain legal agreements and custody arrangements, it may take several weeks for First Trust Advisors, L.P. (First Trust), the subadviser to each First Trust Portfolio, to fully implement the revised investment strategies for the First Trust Portfolios.

A. The section of the Prospectus entitled “Summary: AST First Trust Balanced Target Portfolio—Investments, Risks and Performance—Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following in order to reflect the changes described above.

Principal Investment Strategies. The Balanced Portfolio normally invests approximately 65% of its net assets in equity securities and approximately 35% of its net assets in fixed-income securities as of the annual security selection date. Depending on market conditions, the equity portion may range between 60-70% of the Balanced Portfolio's net assets and the fixed-income portion may range between 30-40% of the Balanced Portfolio's net assets. The revised allocations do not take into account the potential investment of up to 5% of the Balanced Portfolio’s assets in the “liquidity” investment sleeve.

In seeking to achieve its investment objective, the Balanced Portfolio allocates its assets across multiple uniquely specialized investment strategies. On or about the annual selection date (currently March 1 under normal circumstances), the Balanced Portfolio establishes both the percentage allocations among the various investment strategies under normal circumstances and the percentage allocation of each security's position within each of the investment strategies that invest primarily in equity securities.

B. To reflect the changes relating to the Balanced Portfolio described above, the following will be added to the end of the section of the Prospectus entitled “Summary: AST First Trust Balanced Target Portfolio—Investments, Risks and Performance— Principal Risks of Investing in the Portfolio.”

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Loan risk. The loans in which the Balanced Portfolio may invest are typically rated below investment grade or are unrated securities of similar quality. The loans the Balanced Portfolio may invest may not be (i) rated at the time of investment, (ii) registered with the Securities and Exchange Commission or (iii) listed on a securities exchange. The amount of public information available with respect to such loans may be less extensive than that available for more widely rated, registered and exchange-listed securities. Because no active trading market may exist for some of the loans in which the Balanced Portfolio may invest, such loans may be illiquid and more difficult to value than more liquid instruments for which a trading market does exist. Portfolio transactions may take up to two or three weeks to settle, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Because the interest rates of floating-rate loans in which the Balanced Portfolio may invest may reset frequently, if market interest rates fall, the loans' interest rates will be reset to lower levels, potentially reducing the Balanced Portfolio's income.

C. To reflect the changes relating to the Balanced Portfolio described above, the following will be added to the end of the table appearing in the section of the Prospectus entitled “Summary: AST First Trust Balanced Target Portfolio—Management of the Portfolio.”

Eric Maisel	Vice President	August 2011
William Housey	Senior Vice President and Senior Portfolio Manager	August 2011
Scott Fries	Vice President and Portfolio Manager	August 2011

D. The section of the Prospectus entitled “Summary: AST First Trust Capital Appreciation Target Portfolio—Investments, Risks and Performance—Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following in order to reflect the changes described above.

Principal Investment Strategies. The Capital Appreciation Portfolio normally invests approximately 80% of its net assets in equity securities and approximately 20% of its net assets in fixed-income securities as of the annual security selection date. Depending on market conditions, the equity portion may range between 75-85% of the Capital Appreciation Portfolio's net assets and the fixed-income portion may range between 15-25% of the Capital Appreciation Portfolio's net assets. The revised allocations do not take into account the potential investment of up to 5% of the Capital Appreciation Portfolio’s assets in the “liquidity” investment sleeve.

In seeking to achieve its investment objective, the Capital Appreciation Portfolio allocates its assets across multiple uniquely specialized investment strategies. On or about the annual selection date (currently March 1 under normal circumstances), the Capital Appreciation Portfolio establishes both the percentage allocations among the various investment strategies under normal circumstances and the percentage allocation of each security's position within each of the investment strategies that invest primarily in equity securities.

E. To reflect the changes relating to the Capital Appreciation Portfolio described above, the following will be added to the end of the section of the Prospectus entitled “Summary: AST First Trust Capital Appreciation Target Portfolio—Investments, Risks and Performance— Principal Risks of Investing in the Portfolio.”

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Loan risk. The loans in which the Capital Appreciation Portfolio may invest are typically rated below investment grade or are unrated securities of similar quality. The loans the Capital Appreciation Portfolio may invest may not be (i) rated at the time of investment, (ii) registered with the Securities and Exchange Commission or (iii) listed on a securities exchange. The amount of public information available with respect to such loans may be less extensive than that available for more widely rated, registered and exchange-listed securities. Because no active trading market may exist for some of the loans in which the Capital Appreciation Portfolio may invest, such loans may be illiquid and more difficult to value than more liquid instruments for which a trading market does exist. Portfolio transactions may take up to two or three weeks to settle, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Because the interest rates of floating-rate loans in which the Capital Appreciation Portfolio may invest may reset frequently, if market interest rates fall, the loans' interest rates will be reset to lower levels, potentially reducing the Capital Appreciation Portfolio's income.

F. To reflect the changes relating to the Capital Appreciation Portfolio described above, the following will be added to the end of the table appearing in the section of the Prospectus entitled “Summary: AST First Trust Capital Appreciation Target Portfolio—Management of the Portfolio.”

Eric Maisel	Vice President	August 2011
William Housey	Senior Vice President and Senior Portfolio Manager	August 2011
Scott Fries	Vice President and Portfolio Manager	August 2011

G. The section of the Prospectus entitled “More Detailed Information on How the Portfolios Invest—AST First Trust Balanced Target Portfolio and AST First Trust Capital Appreciation Target Portfolio—Principal Investment Policies” is hereby deleted in its entirety and replaced with the following in order to reflect the changes described above.

AST First Trust Balanced Target Portfolio
Investment Objective: long-term capital growth balanced by current income.

AST First Trust Capital Appreciation Target Portfolio
Investment Objective: long-term capital growth.

Principal Investment Policies:

General. Each First Trust Portfolio allocates its assets across various uniquely specialized investment strategies. Initially, each First Trust Portfolio invested in the securities determined by the model based on its respective investment strategies. On or about the annual security selection date (March 1), each First Trust Portfolio establishes both percentage allocations among the various investment strategies and the percentage allocation of each security's position within the investment strategies that invest primarily in equity securities (each, an Equity Strategy and collectively, the Equity Strategies). First Trust reserves the right to over-weight, underweight, or exclude certain companies from the holdings of either First Trust Portfolio. The approximate percentage allocations among the various investment strategies at the annual security selection date are as follows:

1

Investment Strategy	Approximate Allocation for Balanced Portfolio	Approximate Allocation for Capital Appreciation Portfolio
Equity
NYSE® International Target 25	10%	10%
Global Dividend Target 15	15%	20%
Value Line® Target 25	15%	20%
Target Small-Cap	5%	5%
The Dow® Target Dividend	10%	0%
Nasdaq Target 15	0%	15%
Multi-Cap 80	10%	10%
Total Equity	65%	80%

Fixed-Income
Dow Jones Income	28% - 35%	16% - 20%
U.S. Treasuries	0% - 3.5%	0% - 2%
Senior Loans	0% - 3.5%	0% - 2%
Total Fixed-Income	35%	20%

The approximate allocations above do not take into account the potential investment of up to 5% of each First Trust Portfolio’s assets in the “liquidity” investment sleeve.

H. To reflect each First Trust Portfolio’s ability to invest in senior loans and U.S. Treasury securities and the addition of the Multi-Cap 80 investment strategy and the “liquidity” sleeve for each First Trust Portfolio, the “Asset Class Allocations”, “Equity Securities”, and “Fixed-Income Securities” sub-sections of the section of the Prospectus entitled “More Detailed Information on How the Portfolios Invest—AST First Trust Balanced Target Portfolio and AST First Trust Capital Appreciation Target Portfolio—Investment Strategies for the Portfolios” are hereby deleted in their entirety and replaced with the following.

Senior Loans. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities (such entities are referred to herein as Borrowers). The interest rates on senior loans are periodically adjusted to a generally recognized base rate such as the London Interbank Offered Rate (LIBOR) or the prime rate as set by the Federal Reserve (Prime Rate). Such senior loans may be rated below investment grade or, if unrated, deemed by First Trust to be the equivalent of below investment grade securities.

Senior loans are typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution (the Agent) for a group of loan investors (collectively, Loan Investors). The Agent typically administers and enforces the senior loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior loans typically are secured by specific collateral of the Borrower and hold the most senior position in the Borrower’s capital structure or share the senior position with the Borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the Borrower’s assets in the event of default. The First Trust Portfolio’s investment in senior loans will usually be made in the form of participations in senior loans (Participations), which are rare, or of assignments of all or a portion of senior loans from the Agent or other Loan Investors (Assignments).

In an Assignment, the First Trust Portfolio will typically succeed to all the rights and obligations of the assigning institution and becomes a lender under the loan agreement with respect to that loan. Assignments are, however, arranged through private negotiations between assignees and assignors, and in certain cases the rights and obligations acquired by the First Trust Portfolio through the purchase of an assignment may differ from, and be more limited than, those held by the assigning institution. Assignments are sold strictly without recourse to the assigning institutions, and the assigning institutions will generally make no representations or warranties to the Trust about the underlying loan, the Borrowers, the documentation of the loans or any collateral securing the loans.

Participations by the First Trust Portfolio in a Loan Investor’s portion of a senior loan typically will result in the Portfolio having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the First Trust Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the Participation. As a result, the First Trust Portfolio may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. If a Loan Investor that sells a Participation becomes insolvent, the First Trust Portfolio may be treated as a general creditor of such Loan Investor. Selling Loan Investors and other persons interposed between such Loan Investors and the Portfolio with respect to such Participations will likely conduct their principal business activities in the banking, finance, and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. The First Trust Portfolio intends to acquire Participations only if the Loan Investor selling the Participation, and any other persons interposed between the First Trust Portfolio and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor’s Ratings Services or Baa or P-3 or higher by Moody’s Investors Service, Inc. or comparably rated by another nationally recognized rating agency) or determined by First Trust to be of comparable quality.

Each First Trust Portfolio also may invest in prefunded Letter of Credit (L/C) term loans. A prefunded L/C term loan is a facility created by the Borrower in conjunction with an Agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility. Each First Trust Portfolio may also invest in unfunded contracts, or, delayed draw facilities. Unfunded contracts or delayed draw facilities are commitments by lenders (such as the First Trust Portfolios) to loan an amount in the future or that is due to be contractually funded in the future.

U.S. Treasury Securities. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. Each First Trust Portfolio may also acquire U.S. Government securities in the form of custodial receipts that show ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes or bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

Multi-Cap 80. First Trust selects stocks for the Multi-Cap 80 investment strategy as follows:

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Step 1: Establish the universe of stocks from which the securities for this investment sleeve will be selected. The universe is established by identifying the 3000 largest U.S. stocks and then separating them into large-cap (largest 10%), mid-cap (next 20%), and small-cap (remaining 70%) groups.

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Step 2: The stocks in each of these three groups are then divided evenly into growth and value by their price-to-book ratios to establish six separate asset classes for the selection of securities for this investment sleeve. With respect to the two small-cap classes, only the 250 largest stocks from each small-cap style with a minimum average daily trading volume of $5,000,000 are included.

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Step 3: The stocks of the six asset classes are then ranked using a multi-factor model with half of each stock’s ranking based on a risk model (using the factors listed below) and the remaining half of each stock’s ranking based on a value model (using the factors listed below) for the three value classes and a growth model (using the factors listed below) for the three growth classes.

Models:

o	Risk: debt to equity, beta, and earnings variability

o	Value: price to book, price to cash flow, return on assets, and price appreciation

o	Growth: price to sales, price to cash flow, change in return on assets, and price appreciation

•	Step 4: The best scoring stocks are then selected for this investment sleeve as follows:

o	Large-Cap: 10 growth stocks & 10 value stocks

o	Mid-Cap: 10 growth stocks & 10 value stocks

o	Small-Cap: 20 growth stocks & 20 value stocks

- The large-cap growth, large-cap value, mid-cap growth, and mid-cap value groups are each subject to a maximum of two stocks from any one of the ten major market sectors while the small-cap growth and small-cap value groups are subject to a maximum of four stocks from any one of the ten major market sectors. All stocks must meet a minimum average daily trading volume of $5,000,000 to be included in this investment sleeve.

•	Step 5: The six style classes are equally weighted as shown below. Stocks are equally weighted within each style.

o	Large-Cap Growth: 16.67%

o	Large-Cap Value: 16.67%

o	Mid-Cap Growth: 16.67%

o	Mid-Cap Value: 16.67%

o	Small-Cap Growth: 16.67%

o	Small-Cap Value: 16.67%

Liquidity Sleeve. Up to approximately 5% of each First Trust Portfolio's net assets may be allocated to: (i) index futures, other futures contracts, and options thereon , and credit default swaps to provide, under normal circumstances, pro rata, liquid exposure to the applicable equity and fixed-income benchmark indices or components thereof and (ii) cash, money market equivalents, short-term debt instruments, money market funds, U.S. Treasury securities and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts.

Asset Class Allocations. In addition to allocating each Portfolio's assets across the various investment strategies, the overall mix between equity and fixed-income securities will vary for both Portfolios. The AST First Trust Balanced Target Portfolio will normally invest approximately 65% of its net assets in equity securities and 35% in fixed-income securities as of the security selection date. Depending on market conditions on the security selection date, the equity portion may range between 60-70% and the fixed-income portion between 30-40%. The AST First Trust Capital Appreciation Target Portfolio will normally invest approximately 80% of its net assets in equity securities and 20% in fixed-income securities as of the securities selection date. Depending on market conditions on the security selection date, the equity portion may range between 75-85% and the fixed-income portion between 15-25%. These asset class allocations do not take into account the potential investment of up to 5% of each First Trust Portfolio’s assets in the “liquidity” investment sleeve.

Equity Securities. Each First Trust Portfolio invests a substantial portion of its assets in equity securities. Eligible equity securities include common stocks, warrants to purchase common stocks, and securities convertible into common stocks (such as convertible bonds and debentures). In addition, the Portfolios may invest in equity securities of foreign issuers, including depositary receipts that represent foreign common stocks deposited with a custodian.

Fixed-Income Securities. Each First Trust Portfolio may invest in debt obligations of varying quality, including securities issued or guaranteed by the U.S. Government and its agencies, and debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies.

I. To reflect the changes relating to the Balanced Portfolio and the Capital Appreciation Portfolio described above, the following will be added to the end of the section of the Prospectus entitled “How the Fund is Managed—Portfolio Managers— AST First Trust Balanced Target Portfolio and AST First Trust Capital Appreciation Target Portfolio.”

William Housey, CFA - Senior Vice President and Senior Portfolio Manager. William is the Senior Portfolio Manager for the Leveraged Finance Investment Team at First Trust Advisors, with the primary responsibility of managing approximately $535 million of senior loan assets, William has nearly 15 years of investment experience, Prior to joining First Trust, William was Executive Director and Co-portfolio manager at Van Kampen Funds, Inc., a wholly-owned subsidiary of Morgan Stanley ("Morgan Stanley / Van Kampen"), William has extensive experience in portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives (CDS/LCDS) and corporate restructurings, Prior to joining First Trust Advisors, William served as a Portfolio Manager of structured products and as a Senior Analyst in the Senior Loan Group, William has managed two collateralized loan obligations (CLO's): MSIM Croton ($300 million) and MSIM Peconic Bay ($400 million) and an unlevered comingled institutional fund: Zodiac ($180 million). William received a B.S. in finance from Eastern Illinois University and an M.B.A. in finance as well as management and strategy from Northwestern University's Kellogg School of Business, William is a member of the CFA Institute and the CFA Society of Chicago.

Scott D. Fries, CFA- Vice President, Portfolio Manager. Scott is Co-Portfolio Manager for the Leveraged Finance Investment Team at First Trust Advisors, where he co-managed $535 million of senior loan assets. Scott began his career at Morgan Stanley / Van Kampen in 1994 and has 15 years of investment industry experience, most recently as Executive Director and co-portfolio manager of institutional separately managed accounts, He was responsible for managing three SMA's representing over $1 billion of AUM, In addition to portfolio management, client interaction and reporting responsibilities, Scott was a Senior Credit Analyst. Scott joined the Senior Loan Group in 1998 as a member of the Operations Team, His roles included closing trades, back-office operations and implementing industry leading IT systems, including Wall Street Office. Scott received a BA in international business from Illinois Wesleyan University and an M,B.A. in finance from DePaul University, In addition, Scott holds the Chartered Financial Analyst Designation, Scott is a member of the CFA Institute and the CFA Society of Chicago.

Eric Maisel, CFA Vice President, Fixed Income. Mr. Maisel is a Vice President and Fixed Income Portfolio Manager at First Trust Advisors.  Mr. Maisel is responsible for managing fixed income portfolios for institutional clients.  He has over 19 years of experience as an investment professional.  His previous positions include Senior Portfolio Manager for the Ascendant Structured Credit Opportunity Fund, Managing Director and Senior Portfolio Manager for the Black River Global Credit Fund, Vice President and Senior Trader for the Cargill Financial Markets Group, and Senior Corporate Bond Trader for American General Corporation.  Eric earned his B.A., summa cum laude, from the University of Pittsburgh, and his M.Sc. from Oxford University – which he attended on a British Marshall Scholarship.  He is a recipient of the Chartered Financial Analyst designation, a member of the CFA Institute, and the Investment Analysts Society of Chicago.

III. Changes Relating to AST FI Pyramis® Asset Allocation Portfolio

The Board has approved:

•	adding a new emerging markets equity investment sleeve for the AST FI Pyramis® Asset Allocation Portfolio (the FI Pyramis® Portfolio); and

•	adding a new high yield debt investment sleeve for the FI Pyramis® Portfolio.

These changes, which are expected to become effective on or about October 17, 2011, are described in greater detail below. Depending upon market, economic, and financial conditions as of the close of business on October 17, 2011 and the Trust’s ability to implement certain legal agreements and custody arrangements, it may take several weeks for Pyramis Global Advisors, LLC, a unit of Fidelity Investments (Pyramis), the subadviser to the FI Pyramis® Portfolio, to fully implement the revised investment strategies for the FI Pyramis® Portfolio.

A. The section of the Prospectus entitled “Summary: AST FI Pyramis® Asset Allocation Portfolio—Investments, Risks and Performance—Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following in order to reflect the changes described above.

Principal Investment Strategies. In seeking to achieve the FI Pyramis® Portfolio's investment objective, the FI Pyramis® Portfolio's assets are allocated across eight uniquely specialized investment strategies (collectively, the Investment Strategies). The Portfolio has five strategies that invest primarily in equity securities (i.e., the Equity Strategies), two fixed-income strategies (i.e., the Broad Market Duration Strategy and the High Yield Bond Strategy), and one strategy designed to provide liquidity (i.e., the Liquidity Strategy). These investment strategies and the combined allocation of Portfiolo assets to these strategies are described in the table below:

Strategy	Description	Estimated Percentage of Portfolio Assets
Large Cap Core 130/30 Strategy

This strategy is one of the Equity Strategies. It involves selling short a portion of the securities or derivative instruments held by the Portfolio and using the proceeds from such short sales, or other borrowings, to purchase additional securities or derivative instruments on a long basis. "130" stands for 130% exposure to the long portfolio and "30" stands for 30% exposure to the short portfolio. The strategy is expected to be sector neutral as compared to the S&P 500 Index and broadly diversified.

26% (May range from 2 1%-31% under normal circumstances)
Small/Mid Cap Core Strategy

This strategy is one of the Equity Strategies. It will produce a broadly diversified portfolio of small and mid-cap securities. The strategy is expected to be sector neutral as compared to the Russell 2500 Index.

19% (May range from 14%-24% under normal circumstances)
International Value Strategy

This strategy is one of the Equity Strategies. It uses a value-oriented investment approach to produce a diversified international portfolio. The strategy will focus on stocks that are believed to be inexpensively priced in relation to their earnings power and cash generation capability.

7.5% (May range from 3.75%-12.5% * under normal circumstances)
International Growth Strategy

This strategy is one of the Equity Strategies. It uses a growth-oriented investment approach to produce a diversified portfolio of large-, medium-, and small-cap companies in Europe, Japan, and the Pacific Basin. The strategy will concentrate on companies with above-average earnings growth combined with attractive relative valuations and companies that possess fundamental strength in technology or business strategy that provide a competitive advantage.

7.5% (May range from 3.75%-12 .5%* under normal circumstances)
Select Emerging Markets Equity Strategy

This strategy is one of the Equity Strategies and will seek to provide excess returns relative to the MSCI Emerging Markets® Index (the MSCI Index) while maintaining similar fundamental characteristics. The available investment universe is initially comprised of emerging markets stocks rated attractive by Pyramis’ fundamental analysts. The strategy will then use a quantitative model to constrain the magnitude of holdings at a country, sector, and stock level relative to the MSCI Index . Under normal circumstances, this strategy will also be market cap neutral as compared to MSCI Index. It is currently expected that Pyramis will not, however, hedge currencies or take top-down allocation positions in managing this strategy.

5% (May range from 2.5%-7.5%* under normal circumstances)
Broad Market Duration Strategy

This strategy will primarily invest in a full spectrum of US dollar denominated investment-grade securities and related instruments. The strategy is intended for the assets attributable to this strategy to be well diversified across sectors and issuers. A typical portfolio for this strategy will hold approximately 125-150 issuers with an average weighting per issuer of 0.5% of relevant assets. The duration should be similar to that of the Barclays Capital U.S. Aggregate Bond Index. As of June 30, 2011, the average duration of the Barclays Capital Index was approximately 4.54 years

25% (May range from 20%-40% under normal circumstances)
High Yield Bond Strategy

This strategy will seek to outperform the BofA Merrill Lynch High Yield Master II Constrained Bond® Index by investing in domestic high-yield corporate bonds and, to a lesser extent, in bank loans and preferred and convertible securities. Pyramis will emphasize sector valuation and individual security selection in constructing this segment of the Portfolio, and focus on the less efficient, middle-tier section of the high-yield market while selectively investing in lower rated issuers. The high-yield bond segment of the Portfolio is designed to be well diversified across sectors, capital structure, and issuers.

5% (May range from 2.5%-7.5% under normal circumstances)
Liquidity Strategy

Typically up to 10% of the Portfolio's net assets may be allocated to: index futures, other futures contracts, and options thereon in an attempt to provide liquid exposure to their respective equity and fixed-income benchmark indices as well as cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. The Portfolio may also invest in ETFs for additional exposure to relevant markets.

5% (May range from 0%-10% under normal circumstances)

*  Notwithstanding the individual maximum exposures for the International Value Strategy (i.e., 12.5%), the International Growth Strategy (i.e., 12.5%), and the Select Emerging Markets Equity Strategy (i.e., 7.5%), the maximum combined exposure to these three investment strategies is 30% of the FI Pyramis® Portfolio’s net assets.

B. To reflect the addition of the high yield bond investment strategy for the FI Pyramis® Portfolio, the following will be added to the end of the section of the Prospectus entitled “Summary: AST FI Pyramis® Portfolio Asset Allocation Portfolio—Investments, Risks and Performance— Principal Risks of Investing in the Portfolio.”

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

C. To reflect the addition of the emerging markets equity and high yield bond investment strategies for the FI Pyramis® Portfolio, the first paragraph and the table appearing under the section of the Prospectus entitled “More Detailed Information on How the Portfolios Invest—AST FI Pyramis® Asset Allocation Portfolio—Principal Investment Policies” are hereby deleted in their entirety and replaced with the following.

AST FI Pyramis® Asset Allocation Portfolio
Investment Objective: to maximize total return.

Principal Investment Policies
In seeking to achieve the FI Pyramis® Portfolio's investment objective, the subadviser allocates the FI Pyramis® Portfolio's assets across eight uniquely specialized investment strategies (collectively, the Investment Strategies). The Portfolio has five strategies that invest primarily in equity securities (i.e., the Equity Strategies), two fixed-income strategies (i.e., the Broad Market Duration Strategy and the High Yield Bond Strategy), and one strategy designed to provide liquidity (i.e., the Liquidity Strategy). The current expected allocation across the eight Investment Strategies is set forth below:

Strategy	Estimated Percentage of FI Pyramis® Portfolio Assets
Large Cap Core 130/30 Strategy	26% (May range from 21%- 31% under normal circumstances)
Small/Mid Cap Core Strategy	19% (May range from 14%-24% under normal circumstances)
International Value Strategy	7.5% (May range from 3.75%-12 .5%* under normal circumstances)
International Growth Strategy	7.5% (May range from 3.75%-1 2.5%* under normal circumstances)
Select Emerging Markets Equity Strategy	5% (May range from 2.5%-7.5%* under normal circumstances)
Broad Market Duration Strategy	25% (May range from 20%-40% under normal circumstances)
High Yield Bond Strategy	5% (May range from 2.5%-7.5% under normal circumstances)
Liquidity Strategy	5% (May range from 0%-10% under normal circumstances)

*  Notwithstanding the individual maximum exposures for the International Value Strategy (i.e., 12.5%), the International Growth Strategy (i.e., 12.5%), and the Select Emerging Markets Equity Strategy (i.e., 7.5%), the maximum combined exposure to these three investment strategies is 30% of the FI Pyramis® Portfolio’s net assets.

E. To reflect the addition of the emerging markets equity and high yield bond investment strategies for the FI Pyramis® Portfolio, the “Liquidity Strategy” sub-section of the section of the Prospectus entitled “More Detailed Information on How the Portfolios Invest—AST FI Pyramis® Asset Allocation Portfolio—Principal Investment Policies” is hereby deleted in its entirety and replaced with the following.

6. Select Emerging Markets Equity Strategy. This strategy will seek to provide excess returns relative to the MSCI Emerging Markets® Index (the MSCI Index) while maintaining similar fundamental characteristics. This strategy will seek to combine qualitative stock selection with quantitative position constraints. The available investment universe is initially comprised of emerging markets stocks rated attractive by Pyramis’ fundamental analysts. The strategy will then use a quantitative model to constrain the magnitude of holdings at a country, sector, and stock level relative to the MSCI Index. Under normal circumstances, this strategy will also be market cap neutral as compared to MSCI Index. It is currently expected that Pyramis will not, however, hedge currencies or take top-down allocation positions in managing this strategy.

7. High Yield Bond Strategy. “High yield” securities are debt or fixed-income securities rated below “investment grade” (also referred to as “junk bonds”) that are issued by U.S. or non-U.S. corporations, governments, government agencies, or supranational organizations. Generally, lower rated securities pay higher yields than highly rated securities to compensate investors for the higher risk. This strategy will seek to outperform the BofA Merrill Lynch High Yield Master II Constrained Bond® Index by investing in domestic high-yield corporate bonds and, to a lesser extent, in bank loans and preferred and convertible securities. In so doing, Pyramis will focus its attention on areas of the market where it believes its resources have the greatest competitive advantage and can add the most value. As a result, Pyramis will emphasize sector valuation and individual security selection in constructing this segment of the Portfolio, and focus on the less efficient, middle-tier section of the high-yield market while selectively investing in lower rated issuers. The high-yield bond segment of the Portfolio is designed to be well diversified across sectors, capital structure, and issuers.

8. Liquidity Strategy. Typically up 10% of the Portfolio's net assets may be allocated to: index futures, other futures contracts, and options thereon to provide liquid exposure to their respective equity and fixed-income benchmark indices as well as cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. The Portfolio may also invest in ETFs for additional exposure to relevant markets.

IV. Changes Relating to AST Academic Strategies Asset Allocation Portfolio

A. Change in Control of Prudential Bache Asset Management, Incorporated
Prudential Bache Asset Management, Incorporated (PBAM) has served as subadviser to the commodities investment segment of the AST Academic Strategies Asset Allocation Portfolio (the Academic Strategies Portfolio). Effective June 30, 2011, Jefferies Group, Inc. ("Jefferies") acquired Prudential Financial Inc.'s Global Commodities Group, including PBAM (the Acquisition).  Upon completion of the Acquisition, PBAM is controlled by Jefferies and operates under the name Bache Asset Management, Inc. (Bache).  Completion of the Acquisition resulted in the automatic termination of the subadvisory agreement (the Prior Subadvisory Agreement), by and between Prudential Investments LLC, AST Investment Services, Inc. (together, the Manager) and PBAM, relating to the Academic Strategies Portfolio. The Board approved an interim subadvisory agreement (the Interim Subadvisory Agreement) by and between the Manager and Bache, relating to the Academic Strategies Portfolio.

The Interim Subadvisory Agreement and the Prior Subadvisory Agreement are substantially similar in all material respects except that: (i) the Interim Subadvisory Agreement has a duration of no more than 150 days from the date of the Acquisition (i.e., June 30, 2011); (ii) compensation earned by Bache under the Interim Subadvisory Agreement will be held in an interest-bearing escrow account with the Academic Strategies Portfolio’s custodian; (iii) if a majority of the Academic Strategies Portfolio’s outstanding voting securities do not approve a new subadvisory agreement for Bache, Bache will be paid, out of the escrow account, the lesser of: (a) any costs incurred by Bache in performing the Interim Subadvisory Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned).

All references to PBAM in the Prospectus and the Statement of Additional Information shall be deemed deleted and replaced in their entirety with references to Bache.

B.Expected Effective Date for Addition of J.P. Morgan Investment Management, Inc. as Subadviser

It is currently expected that J.P. Morgan Investment Management, Inc. (J.P. Morgan) will be added as a subadviser to the Academic Strategies Portfolio on or about October 17, 2011. All references to J.P. Morgan being added as a subadviser to the Academic Strategies Portfolio on or about August 24, 2011 are hereby deemed deleted in their entirety and replaced with references that such addition will take place on or about October 17, 2011.

ASTSUP3

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